SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2003

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	0-16567	64-0615843

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

225 N. 13th Avenue
P.O. Box 988
Laurel, Mississippi	39440

(Address of principal executive offices)	(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

The following exhibits are filed with this Current Report:

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated December 9, 2003

99.2	Transcript of conference call held by Sanderson Farms, Inc. on December 9, 2003

99.3	Press release of Sanderson Farms, Inc. dated December 11, 2003

Item 9. Regulation FD Disclosure.

On December 11, 2003, the Registrant issued a press release concerning its reaction to a revised earnings estimate for its fiscal year ending October 31, 2004. The press release is furnished herewith as Exhibit 99.3. The information in the press release is not to be considered “filed” for purposes of the Securities Exchange Act of 1934.

Item 12. Results of Operations and Financial Condition.

On December 9, 2003, the Registrant issued a press release announcing its earnings for its fourth quarter and fiscal year ended October 31, 2003. The press release is furnished herewith as Exhibit 99.1. Also on December 9, 2003, the Registrant held a conference call to discuss its earnings for its fourth quarter and fiscal year ended October 31, 2003. A transcript of the conference call is furnished herewith as Exhibit 99.2. The information in the press release and transcript is not to be considered “filed” for purposes of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.
(Registrant)

Date:	December 11, 2003	By:	/s/ D. Michael Cockrell D. Michael Cockrell Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated December 9, 2003

99.2	Transcript of conference call held by Sanderson Farms, Inc. on December 9, 2003

99.3	Press release of Sanderson Farms, Inc. dated December 11, 2003